UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): April 19, 2006

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On April 19, 2006, First Merchants Corporation issued a press release to report its financial results for the first quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated April 19, 2006, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  April 19, 2006

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated April 19, 2006, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                       Press Release, dated April 19, 2006

N / E / W / S     R / E / L / E / A / S / E

April 19, 2006

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER EARNINGS PER SHARE INCREASE OF 17%

First Merchants Corporation (NASDAQ - FRME) has reported first quarter diluted earnings per share totaling $.41, a 17.1 percent increase over $.35 recorded in the first quarter of 2005. Net income during the period totaled $7.5 million compared to $6.6 million in 2005.

Quarterly net interest income improved $647,000 and the provision for loan losses decreased $941,000 improving net interest income after the provision for loan losses by $1,588,000 or 6.5 percent. Total other income declined by $449,000 and total other expenses declined by $443,000.

As of March 31, 2006, non-performing loans totaled 80 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled 1.03 percent.

Total assets equaled $3.3 billion as of quarter-end, an increase of $82 million from March 31, 2005. Loans, investments and bank owned life insurance, the Corporation's three primary earning assets, totaled $3.0 billion, an increase of $113 million over the prior year.

In order to resolve overlapping market issues and solidify sales efforts, the Corporation merged First United Bank, Middletown into First Merchants Bank, Muncie on January 1, 2006.

Michael L. Cox, President and Chief Executive Officer, stated that, "Management is pleased with the Corporation's improved quarterly earnings per share of 17 percent." Cox also stated that, "Given the inversion of the yield curve and resulting margin compression, continued focus on sales and expense management will be required to attain our Corporate financial goals for the year."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Wednesday, April 19, 2006. To participate dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's first quarter earnings release. A replay will be available until April 26, 2006. To access, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 197638.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, United Communities National Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                                March 31,
                                                                        2006             2005
Assets
   Cash and due from banks                                          $    59,176      $    67,904
   Federal funds sold                                                                     22,075
                                                                    -----------      -----------
   Cash and cash equivalents                                             59,176           89,979
   Interest-bearing time deposits                                         9,104           10,737
   Investment securities                                                441,651          409,820
   Mortgage loans held for sale                                           5,170            3,084
   Loans                                                              2,491,488        2,414,099
      Less: Allowance for loan losses                                   (25,623)         (24,488)
                                                                    -----------      -----------
        Net loans                                                     2,465,865        2,389,611
   Premises and equipment                                                39,029           37,525
   Federal Reserve and Federal Home Loan Bank stock                      23,421           22,883
   Interest receivable                                                   19,035           16,606
   Core deposit intangibles and goodwill                                138,174          140,578
   Cash surrender value of life insurance                                43,964           42,426
   Other assets                                                          25,346           24,337
                                                                    -----------      -----------
           Total assets                                             $ 3,269,935      $ 3,187,586
                                                                    ===========      ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   325,548      $   333,614
     Interest-bearing                                                 2,120,524        2,118,605
                                                                    -----------      -----------
           Total deposits                                             2,446,072        2,452,219
   Borrowings                                                           469,002          391,193
   Interest payable                                                       6,412            6,562
   Other liabilities                                                     31,711           27,014
                                                                    -----------      -----------
           Total liabilities                                          2,953,197        2,876,988
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,440,316 and 18,497,462 shares          2,305            2,312
   Additional paid-in capital                                           146,374          148,347
   Retained earnings                                                    177,975          163,761
   Accumulated other comprehensive loss                                  (9,916)          (3,822)
                                                                    -----------      -----------
        Total stockholders' equity                                      316,738          310,598
                                                                    -----------      -----------
        Total liabilities and stockholders' equity                  $ 3,269,935      $ 3,187,586
                                                                    ===========      ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended
(In thousands)                                       March 31,
                                                2006          2005
NET CHARGE OFF'S                             $    1,291    $      727

AVERAGE BALANCES
  Total Assets                               $3,235,933    $3,163,548
  Total Loans                                 2,474,759     2,414,050
  Total Deposits                              2,407,646     2,418,910
  Total Stockholders' Equity                    316,629       315,326

FINANCIAL RATIOS
  Return on Average Assets                          .93%          .83%
  Return on Avg. Stockholders' Equity              9.49          8.33
  Avg. Earning Assets to Avg. Assets              91.27         90.61
  Allowance for Loan Losses as %
  Of Total Loans                                   1.03          1.01
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .21           .12
  Dividend Payout Ratio                           56.10         65.71
  Avg. Stockholders' Equity to Avg. Assets         9.78          9.97
  Tax Equivalent Yield on Earning Assets           6.64          5.90
  Cost of Supporting Liabilities                   2.77          2.01
  Net Int. Margin (FTE) on Earning Assets          3.87          3.89



CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                        Three Months Ended
                                                              March 31,
                                                          2006        2005
Interest income
   Loans receivable
     Taxable                                            $ 43,079    $ 36,822
     Tax exempt                                              168         134
   Investment securities
     Taxable                                               2,726       2,329
     Tax exempt                                            1,647       1,553
   Federal funds sold                                         17          27
   Deposits with financial institutions                      114         142
   Federal Reserve and Federal Home Loan Bank stock          311         308
                                                        --------    --------
        Total interest income                             48,062      41,315
                                                        --------    --------
Interest expense
   Deposits                                               14,419       9,806
   Federal funds purchased                                   489
   Securities sold under repurchase agreements               835         249
   Federal Home Loan Bank advances                         2,656       2,375
   Subordinated debentures, revolving credit lines
     and term loans                                        1,991       1,789
   Other borrowings                                           83         154
                                                        --------    --------
        Total interest expense                            20,473      14,373
                                                        --------    --------
Net interest income                                       27,589      26,942
   Provision for loan losses                               1,726       2,667
                                                        --------    --------

Net interest income
   after provision for loan losses                        25,863      24,275
                                                        --------    --------
Other income
   Fiduciary activities                                    1,951       1,962
   Service charges on deposit accounts                     2,426       2,723
   Other customer fees                                     1,355       1,085
   Net realized gains on
     sales of available-for-sale securities                    9
   Commission income                                       1,504       1,504
   Earnings on cash surrender value
     of life insurance                                       423         401
   Net gains and fees on sales of loans                      554         677
   Other income                                              375         694
                                                        --------    --------
        Total other income                                 8,597       9,046
                                                        --------    --------

Other expenses
   Salaries and employee benefits                         14,392      14,821
   Net occupancy expenses                                  1,434       1,376
   Equipment expenses                                      1,949       1,857
   Marketing expense                                         400         415
   Outside data processing fees                              883       1,009
   Printing and office supplies                              304         337
   Core deposit amortization                                 762         787
   Other expenses                                          3,664       3,629
                                                        --------    --------
        Total other expenses                              23,788      24,231
                                                        --------    --------

Income before income tax                                  10,672       9,090
   Income tax expense                                      3,163       2,523
                                                        --------    --------
Net income                                              $  7,509    $  6,567
                                                        ========    ========

Per Share Data

   Basic Net Income                                          .41         .35
   Diluted Net Income                                        .41         .35
   Cash Dividends Paid                                       .23         .23
   Average Diluted Shares
     Outstanding (in thousands)                           18,526      18,697



CONSOLIDATED BALANCE SHEETS

(in thousands)                                       March 31,  December 31, September 30,   June 30,    March 31,
                                                       2006         2005         2005         2005         2005
Assets
   Cash and due from banks                         $    59,176  $    70,417  $    81,310  $    71,498  $    67,904
   Federal funds sold                                                                                       22,075
                                                   -----------  -----------  -----------  -----------  -----------
   Cash and cash equivalents                            59,176       70,417       81,310       71,498       89,979
   Interest-bearing time deposits                        9,104        8,748       10,708        9,255       10,737
   Investment securities                               441,651      434,266      436,794      420,685      409,820
   Mortgage loans held for sale                          5,170        4,910        5,026        1,356        3,084
   Loans                                             2,491,488    2,457,427    2,443,931    2,440,906    2,414,099
     Less: Allowance for loan losses                   (25,623)     (25,188)     (25,149)     (25,091)     (24,488)
                                                   -----------  -----------  -----------  -----------  -----------
        Net loans                                    2,465,865    2,432,239    2,418,782    2,415,815    2,389,611
   Premises and equipment                               39,029       39,417       38,473       37,240       37,525
   Federal Reserve and Federal Home Loan Bank stock     23,421       23,200       23,165       23,054       22,883
   Interest receivable                                  19,035       19,690       19,561       16,950       16,606
   Core deposit intangibles and goodwill               138,174      138,833      139,597      139,799      140,578
   Cash surrender value of life insurance               43,964       43,579       43,230       42,827       42,426
   Other assets                                         25,346       21,780       21,792       22,819       24,337
                                                   -----------  -----------  -----------  -----------  -----------
        Total assets                               $ 3,269,935  $ 3,237,079  $ 3,238,438  $ 3,201,298  $ 3,187,586
                                                   ===========  ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   325,548  $   314,335  $   346,318  $   363,654  $   333,614
     Interest-bearing                                2,120,524    2,068,241    2,118,975    2,040,624    2,118,605
                                                   -----------  -----------  -----------  -----------  -----------
        Total deposits                               2,446,072    2,382,576    2,465,293    2,404,278    2,452,219
   Borrowings                                          469,002      508,236      423,959      454,400      391,193
   Interest payable                                      6,412        5,874        5,643        5,068        6,562
   Other liabilities                                    31,711       26,997       25,153       24,194       27,014
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities                            2,953,197    2,923,683    2,920,048    2,887,940    2,876,988
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,305        2,302        2,313        2,302        2,312
   Additional paid-in capital                          146,374      145,682      148,004      146,057      148,347
   Retained earnings                                   177,975      174,717      171,419      167,452      163,761
   Accumulated other comprehensive loss                 (9,916)      (9,305)      (3,346)      (2,453)      (3,822)
                                                   -----------  -----------  -----------  -----------  -----------
        Total stockholders' equity                     316,738      313,396      318,390      313,358      310,598
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,269,935  $ 3,237,079  $ 3,238,438  $ 3,201,298  $ 3,187,586
                                                   ===========  ===========  ===========  ===========  ===========


NON-PERFORMING ASSETS

(in thousands)                            March 31,    December 31,  September 30,    June 30,     March 31,
                                            2006          2005           2005           2005         2005
   90 days past due                      $    5,188    $    3,965     $    3,560    $    3,696    $    1,948
   Non-accrual loans                         11,424        10,030         11,757        11,626        13,272
   Other real estate                          3,209         2,835          3,023         1,804         2,003
                                         ----------    ----------     ----------    ----------    ----------
        Total non-performing assets      $   19,821    $   16,830     $   18,340    $   17,126    $   17,223
                                         ==========    ==========     ==========    ==========    ==========

   Average total loans for the quarter   $2,474,759    $2,447,794     $2,444,131    $2,430,081    $2,414,050

   Total non-performing assets as a
     percent of average total loans             .80%          .69%           .75%          .70%          .71%

   Restructured loans                    $      114    $      310     $      454    $      531    $      337

CONSOLIDATED STATEMENTS OF INCOME
                                                                             Three Months Ended
(in thousands, except share data)                       March 31,  December 31,  September 30,  June 30,    March 31,
                                                          2006          2005          2005         2005        2005
Interest Income
   Loans receivable
     Taxable                                           $ 43,079      $ 41,930      $ 40,853    $ 38,831     $ 36,822
     Tax exempt                                             168           160           160         189          134
   Investment securities
     Taxable                                              2,726         2,480         2,427       2,376        2,329
     Tax exempt                                           1,647         1,672         1,595       1,554        1,553
   Federal funds sold                                        17            74            51         112           27
   Deposits with financial institutions                     114           202           185         166          142
   Federal Reserve and Federal Home Loan Bank stock         311           296           296         285          308
                                                       --------      --------      --------    --------     --------
       Total interest income                             48,062        46,814        45,567      43,513       41,315
                                                       --------      --------      --------    --------     --------
Interest expense
   Deposits                                              14,419        13,414        12,172      10,729        9,806
   Federal funds purchased                                  489
   Securities sold under repurchase agreements              835           647           523         193          249
   Federal Home Loan Bank advances                        2,656         2,410         2,549       2,443        2,375
   Subordinated debentures, revolving credit
     lines and term loans                                 1,991         1,910         1,894       1,839        1,789
   Other borrowings                                          83           307           289         388          154
                                                       --------      --------      --------    --------     --------
        Total interest expense                           20,473        18,688        17,427      15,592       14,373
                                                       --------      --------      --------    --------     --------
Net interest income                                      27,589        28,126        28,140      27,921       26,942
   Provision for loan losses                              1,726         1,945         1,794       1,948        2,667
                                                       --------      --------      --------    --------     --------
Net interest income
   after provision for loan losses                       25,863        26,181        26,346      25,973       24,275
                                                       --------      --------      --------    --------     --------
Other income
   Fiduciary activities                                   1,951         1,762         1,794       1,963        1,962
   Service charges on deposit accounts                    2,426         2,691         2,836       3,048        2,723
   Other customer fees                                    1,355         1,432         1,389       1,188        1,085
   Net realized gains (losses) on sales of
     available-for-sale securities                            9           (24)           16           6
   Commission income                                      1,504           690           870         757        1,504
   Earnings on cash surrender value
     of life insurance                                      423           386           441         439          401
   Net gains and fees on sales of loans                     554           676           770         779          677
   Other income                                             375           516           664         582          694
                                                       --------      --------      --------    --------     --------
        Total other income                                8,597         8,129         8,780       8,762        9,046
                                                       --------      --------      --------    --------     --------
Other expenses
   Salaries and employee benefits                        14,392        12,596        13,384      13,258       14,821
   Net occupancy expenses                                 1,434         1,428         1,570       1,422        1,376
   Equipment expenses                                     1,949         1,952         1,901       1,852        1,857
   Marketing expense                                        400           625           446         526          415
   Outside data processing fees                             883           989           979       1,033        1,009
   Printing and office supplies                             304           400           328         304          337
   Core deposit amortization                                762           767           770         778          787
   Other expenses                                         3,664         4,469         3,923       4,026        3,629
                                                       --------      --------      --------    --------     --------
        Total other expenses                             23,788        23,226        23,301      23,199       24,231
                                                       --------      --------      --------    --------     --------
Income before income tax                                 10,672        11,084        11,825      11,536        9,090
   Income tax expense                                     3,163         3,553         3,605       3,615        2,523
                                                       --------      --------      --------    --------     --------
Net income                                             $  7,509      $  7,531      $  8,220    $  7,921     $  6,567
                                                       ========      ========      ========    ========     ========
Per Share Data
   Basic Net Income                                    $    .41      $    .41      $    .45    $    .43     $    .35
   Diluted Net Income                                       .41           .41           .44         .43          .35
   Cash Dividends Paid                                      .23           .23           .23         .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                          18,526        18,558        18,590      18,536       18,697

FINANCIAL RATIOS
  Return on Average Assets                                  .93%          .95%         1.03%        .99%         .83%
  Return on Avg. Stockholders' Equity                      9.49          9.49         10.38       10.13         8.33
  Avg. Earning Assets to Avg. Assets                      91.27         91.47         90.83       90.81        90.61
  Allowance for Loan Losses as %
  Of Total Loans                                           1.03          1.02          1.03        1.03         1.01
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                              .21           .31           .28         .22          .12
  Dividend Payout Ratio                                   56.10         56.10         52.27       53.49        65.71
  Avg. Stockholders' Equity to Avg. Assets                 9.78         10.05          9.89        9.80         9.97
  Tax Equivalent Yield on Earning Assets                   6.64          6.62          6.40        6.14         5.90
  Cost of Supporting Liabilities                           2.77          2.59          2.40        2.15         2.01
  Net Int. Margin (FTE) on Earning Assets                  3.87          4.03          4.00        3.99         3.89


LOANS

(in thousands)                                        March 31,   December 31,  September 30,    June 30,     March 31,
                                                        2006           2005         2005           2005         2005
Commercial and industrial loans                     $  486,411    $  461,102    $  476,010    $  463,002    $  447,552
Agricultural production financing and
   other loans to farmers                               87,433        95,130        94,262        93,274        83,800
Real estate loans:
   Construction                                        175,784       174,783       171,667       166,367       170,498
   Commercial and farmland                             743,905       734,865       719,154       723,099       726,345
   Residential                                         746,410       751,217       746,777       759,003       760,560
Individuals' loans for household and other
   personal expenditures                               202,478       200,139       186,792       182,362       187,552
Tax exempt loans                                        13,656         8,263        12,439        14,135        10,592
Lease financing receivables, net of unearned income      8,193         8,713         9,538        10,533        10,704
Other loans                                             27,218        23,215        27,292        29,131        16,496
                                                   -----------    -----------   ----------   -----------   -----------
                                                     2,491,488     2,457,427     2,443,931     2,440,906     2,414,099
Allowance for loan losses                              (25,623)      (25,188)      (25,149)      (25,091)      (24,488)
                                                   -----------    -----------   ----------   -----------   -----------
        Total loans                                 $2,465,865    $2,432,239    $2,418,782    $2,415,815    $2,389,611
                                                   ===========    ===========   ==========   ===========   ===========



DEPOSITS

(in thousands)                                        March 31,   December 31,  September 30,   June 30,     March 31,
                                                        2006          2005          2005          2005         2005

Demand deposits                                     $  671,027    $  690,923    $  697,597    $  720,263   $  686,695
Savings deposits                                       526,554       566,212       568,366       593,770      655,643
Certificates and other time deposits of
   $100,000 or more                                    320,213       264,665       320,640       234,988      285,878
Other certificates and time deposits                   928,278       860,776       878,690       855,257      824,003
                                                    -----------   -----------   -----------   -----------  -----------
                                                    $2,446,072    $2,382,576    $2,465,293    $2,404,278   $2,452,219
                                                    ===========   ===========   ===========   ===========  ===========

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